Exhibit 32
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Sealed Air Corporation (the “Company”) for the quarterly period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patrick M. Kivits, as Chief Executive Officer of the Company, and Dustin J. Semach, as President and Chief Financial Officer of the Company, each hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ PATRICK M. KIVITS
Patrick M. Kivits
Chief Executive Officer

Date: August 8, 2024

By:	/S/ DUSTIN J. SEMACH
Dustin J. Semach
President and Chief Financial Officer

Date: August 8, 2024